UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2007

X-RITE, INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	38-1737300
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

000-14800

(Commission File Number)

4300 44th Street S.E.

Grand Rapids, Michigan 49512

(Address of principal executive offices) (Zip Code)

(616) 803-2100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits

On October 24, 2007, X-Rite, Incorporated (the “Company”) completed its acquisition of Pantone, Inc. and certain of its affiliated entities pursuant to the terms of an Agreement and Plan of Merger, dated August 23, 2007, among the Company, Pantone, Inc. and certain of its affiliated entities (collectively, the “Pantone Companies”) and the stockholders of the Pantone Companies. The Company disclosed the material terms of its completed acquisition of the Pantone Companies in a Current Report on Form 8-K that was filed with the Commission on October 30, 2007 (the “Report”). Under Item 9.01 (“Financial Statements and Exhibits”) of the Report, the Company stated that it would file any required financial statements and any pro forma financial information in connection with the Report as amendments thereto as soon as practicable, but in any event not later than 71 days after the Report was initially due to be filed with the SEC. Consequently, the Financial Statements for the Pantone Companies and Pro Forma Financial Information required pursuant to Items 9.01(a) and (b) of Form 8-K are attached hereto and filed as an Amendment to the Report. The information contained in the Company’s Form 8-K as filed with the Commission on October 30, 2007 is hereby incorporated into the body of this Amendment by reference.

(a)	Financial Statements of Business Acquired

The following financial statements are filed as Exhibit 99.1 hereto and are incorporated herein by reference:

Exhibit 99.1 Page Number
Independent Auditors’ Report	1
Combined Balance Sheet as of December 31, 2006	2
Combined Statement of Income and Retained Earnings for the year ended December 31, 2006	3
Combined Statement of Cash Flows for the year ended December 31, 2006	4
Notes to Combined Financial Statements	5

Unaudited Condensed Combined Balance Sheet at September 30, 2007	12
Unaudited Condensed Combined Statements of Income and Retained Earnings for the nine months ended September 30, 2007 and 2006	13
Unaudited Condensed Combined Statements of Cash Flows for the nine months ended September 30, 2007 and 2006	14
Notes to Unaudited Condensed Combined Financial Statements	15

(b)	Pro Forma Financial Information

The following pro forma financial information is filed as Exhibit 99.2 hereto and is incorporated herein by reference:

Exhibit 99.2 Page Number
Unaudited Pro Forma Condensed Combined Balance Sheet at September 29, 2007	2
Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 29,2007 and for the year ended December 30, 2006	4
Notes to Unaudited Pro Forma Condensed Combined Financial Statements	6

(d)	Exhibits

23.1	Consent of Deloitte & Touche LLP

99.1	Financial Statements of Business Acquired

99.2	Pro Forma Financial Information

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X-RITE, INCORPORATED

Date: January 8, 2008	By:	/s/ Mary E. Chowning
Mary E. Chowning Chief Financial Officer

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